EX-32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of OncoVista Innovative Therapies, Inc. (the "Company") for the period ended March 31, 2009 filed with the Securities and Exchange Commission (the "Report"), I, J. Michael Edwards, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects,  the consolidated  financial  condition of the Company as of the dates  presented and consolidated  results of operations of the Company for the periods presented.

Dated: May 20, 2009

By:	/s/ J. Michael Edwards
J. Michael Edwards
Chief Financial Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to OncoVista Innovative Therapies, Inc. and will be retained by OncoVista Innovative Therapies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.